USAA Growth and Tax Strategy Fund, USAA Cornerstone Strategy Fund,
   USAA Gold Fund, USAA International Fund, USAA World Growth Fund,
      USAA GNMA Trust and USAA Treasury Money Market Trust

                SUPPLEMENT dated November 1, 1995
         to each Fund's PROSPECTUS dated October 1, 1995


Changes to the investment restrictions under "Investment
Objective and Policies - Investment Restrictions" relating to issuer diversification and borrowing were approved by each Fund's shareholders at a shareholder meeting held on October 13, 1995.
The amended restrictions are as follows:

     [A Fund may not] with respect to 75% of its total assets, purchase the securities of any issuer (except
     U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

     [A Fund may not] borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).